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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 1998

                           Kimco Realty Corporation
            (Exact name of registrant as specified in its charter)

  Maryland                         1-10899                  13-2744380
 ----------------------------     --------------------     --------------------
 (State or other jurisdiction     (Commission File         (IRS Employer
  of incorporation                 Number)                  Identification No.)

3333 New Hyde Park Road
New Hyde Park, New York                                      11042-0020
-----------------------------                              --------------------
   (Address of principal                                      (zip code)
   executive offices)

                                 516/869-9000
                            -----------------------
                            Registrant's telephone,
                              including area code

                                Not Applicable
------------------------------------------------------------------------------
         (former name or former address, if change since last report.)

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                   KIMCO REALTY CORPORATION AND SUBSIDIARIES
                                CURRENT REPORT
                                      ON
                                   FORM 8-K

Item 7.  Financial Statements and Exhibits

The items listed below are filed as exhibits and are incorporated by reference into the registration statements on Form S-3 and all amendments thereto (Nos. 333-61303).

Exhibits

     1(q) Underwriting Agreement, dated, November 12, 1998, between CIBC Oppenheimer Corp. and Kimco Realty Corporation.

     1(r) Terms Agreement, dated November 12, 1998, between CIBC Oppenheimer Corp. and Kimco Realty Corporation.

     1(s) Underwriting Agreement, dated November 12, 1998, between ING Baring Furman Selz and Kimco Realty Corporation.

     1(t) Terms Agreement, dated November 12, 1998, between ING Baring Furman Selz and Kimco Realty Corporation.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Kimco Realty Corporation
                                           ------------------------
                                                 Registrant

Date:  November 16, 1998

                                           By: /s/ Michael V. Pappagallo
                                              --------------------------
                                           Michael V. Pappagallo
                                           Chief Financial Officer